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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        DATE OF REPORT: DECEMBER 20, 2002
                        (DATE OF EARLIEST EVENT REPORTED)

                                   AKORN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         LOUISIANA                         0-13976               72-0717400
STATE OR OTHER JURISDICTION           (COMMISSION FILE        (I.R.S. EMPLOYER
    OF INCORPORATION                       NUMBER)           IDENTIFICATION NO.)

                              2500 MILLBROOK DRIVE
                          BUFFALO GROVE, ILLINOIS 60089
                    (Address of principal executive offices)

                                 (847) 279-6100

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Item 5. Other Events

         On December 18, 2002, Akorn, Inc. ("Akorn") was notified by Dr. John Kapoor, Akorn Chairman and CEO of his resignation as CEO effective immediately. Dr. Kapoor will retain his position with the company as Chairman.

         On December 20 2002, Akorn issued a press release related to this action. A copy of the press release is attached as Exhibit 99.1.




Item 7. Financial Statements and Exhibits

(c) Exhibits

        Exhibit
        Number                        Description

        99.1               Press Release dated December 20, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of The Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AKORN, INC.


                                          By: /s/ Bernard J. Pothast
                                          Bernard J. Pothast, Chief Financial
                                          Officer

                                          Dated: December 20, 2002


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                                  EXHIBIT INDEX


         Exhibit
         Number                       Description

         99.1              Press Release dated December 20, 2002.